Exhibit 10.43

Listing of Executive Officers who are Parties to the 2013 Form of Change in Control Severance Agreement (filed as Exhibit 10.35 to Compass Minerals International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) and Restrictive Covenant Agreement (included as Exhibit A to Exhibit 10.35 to Compass Minerals International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013).

Steven Berger
Keith Espelien
Matthew Foulston
Jack Leunig
Francis Malecha
Robert Miller
Diana Toman